Supplement Dated February 11, 2004
to the Quant Funds' Prospectus Dated August 1, 2003

The Quant Growth and Income  Fund is now managed by Michael
Caplan, CFA.  The Fund's subadvisor remains SSgA Funds
Management, Inc.

Mr. Caplan is a Principal of State Street Global Advisors and is the lead portfolio manager for the Fund. He is Senior Portfolio Manager and Head of the U.S. Active Quantitative Equity team . Mr. Caplan has been a portfolio manager since 1986. He began his career at SSgA in 1990 in the active U.S. quantitative equity group where he helped to develop many of its current strategies.

Supplement Dated February 11, 2004
to the Quant Funds' Statement of Additional Information
Dated August 1, 2003

The section entitled "Quant Growth and Income Fund" on page 17 is replaced by the following:

Quant Growth and Income Fund

SSgA Funds Management, Inc. ("SSgA FM"), Two International Place, Boston, MA 02110, serves as Advisor to the Growth and Income
Fund. SSgA FM is a wholly owned subsidiary of State Street Corporation, a publicly owned bank holding company. As of June
30, 2003, SSgA FM had approximately $77.8 billion in assets under management for registered investment companies. SSgA FM is one of the State Street Global Advisor companies ("SSgA"), comprised of all of the investment management affiliates of State Street Corporation. SSgA has managed the Growth and Income Fund continuously since the Fund's inception. In response to the Gramm-Leach-Bliley Act, SSgA created SSgA FM to provide investment advisory services to registered investment companies. The Growth and Income Fund is managed by the US Active Equity Team at SSgA FM. Mr. Caplan is a Principal of State Street Global Advisors and is the lead portfolio manager for the Fund. He is Senior Portfolio Manager and Head of the U.S. Active Quantitative Equity team.
Mr. Caplan has been a portfolio manager since 1986. He began his career at SSgA in 1990 in the active U.S. quantitative equity group where he helped to develop many of its current strategies. Gustaff V. Fish, Jr., Agustin Fleites, Timothy B. Harbert and Mitchell H. Shames are Directors of SSgA FM and are therefore considered control persons.